                                     SCHEDULE 14A
                                    (RULE 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:                  / /  Confidential, for Use of
    / /  Preliminary proxy statement             the Commission Only (as
    /X/  Definitive proxy statement              permitted by Rule 14a-6(e)(2)
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              FIRST STATE CORPORATION
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
    /X/  No fee required
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5)  Total fee paid:

--------------------------------------------------------------------------------

    / /  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

--------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

    (3)  Filing Party:

--------------------------------------------------------------------------------

    (4)  Date Filed:

--------------------------------------------------------------------------------

                                    March 19, 1997



To the Shareholders of FIRST STATE CORPORATION:


    You are cordially invited to attend the Annual Meeting of Shareholders of First State Corporation (the "Company") to be held at Radium Springs Casino, 2501 Radium Springs Road, Albany, Georgia, on Monday, April 28, 1997, at 1:30 p.m. The official notice of the Annual Meeting, the Proxy Statement of management of the Company and the Company's Annual Report accompany this letter.

    The principal business of the meeting will be (a) to elect directors of the Company and (b) approve the Company's 1997 Stock Incentive Plan. We will also review the operations of the Company for the past year.

    Whether or not you plan to attend the Annual Meeting, please mark, date and sign the enclosed form of proxy and return it to the Company in the envelope provided as soon as possible so that your shares can be voted at the Annual Meeting.


                                       Very truly yours,




                                       Morgan G. Murphy
                                       Chairman and Chief Executive Officer




                                       Douglas E. Wren
                                       President and Chief Operating Officer

                               FIRST STATE CORPORATION
                                333 WEST BROAD AVENUE
                                ALBANY, GEORGIA  31701
                                    (912) 432-8000


                     NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 28, 1997



To the Shareholders of FIRST STATE CORPORATION:


    Notice is hereby given that the Annual Meeting of Shareholders of First State Corporation (the "Company" or "First State") will be held on April 28, 1997, at 1:30 p.m., at Radium Springs Casino, 2501 Radium Springs Road, Albany, Georgia, for the following purposes:

    (1)  To elect five directors for three-year terms;

    (2)  To approve the First State Corporation 1997 Stock Incentive Plan; and

    (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 12, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    All shareholders are requested to mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.


                                       By Order of the Board of Directors,



                                       Robert E. Lee
                                       Secretary


March 19, 1997

                               FIRST STATE CORPORATION
                                333 WEST BROAD AVENUE
                                ALBANY, GEORGIA  31701
                                    (912) 432-8000


                                   PROXY STATEMENT

              ----------------------------------------------------------

                                     INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders' Meeting and at any adjournments thereof. The Shareholders' Meeting will be held on Monday, April 28, 1997, at 1:30 p.m., at Radium Springs Casino, 2501 Radium Springs Road, Albany, Georgia.

    The Proxy Statement and Form of Proxy are first being mailed to shareholders on or about March 19, 1997. If the enclosed Proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the Form of Proxy is signed and returned and specifications are not made, the Proxy will be voted FOR the election of the directors and approval of the other items listed thereon.

    Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Robert E. Lee, Secretary of the Company, at the principal office of the Company either an instrument revoking the Proxy or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.


                   PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

    Shareholders will be asked to consider two proposals at the Annual Meeting.


    PROPOSAL 1.    To elect five directors to serve a three-year term expiring in 2000.  (See page 2 for a discussion of this proposal.)

    PROPOSAL 2.    To approve the First State Corporation 1997 Stock Incentive
                   Plan.  (See page 24 for a discussion of this proposal.)



                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                          APPROVAL OF EACH OF THE PROPOSALS.

                             VOTING AT THE ANNUAL MEETING

    The close of business on March 12, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on March 12, 1997, the authorized common stock of the Company consisted of 20,000,000 shares, $1.00 par value per share (the "Common Stock"), of which 4,549,588 shares were issued and outstanding and held of record by 567 shareholders. Each outstanding share is entitled to one vote on the matters to be presented at the Annual Meeting.

    Directors are elected by a plurality of the shares present in person or by proxy at the meeting and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, abstentions will not be included in vote totals and will not be considered in determining the outcome of the vote.

    Approval of the First State Corporation 1997 Stock Incentive Plan and all other matters that may properly come before the Annual Meeting requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on such matter. Broker non-votes will not be counted for or against approval of any matter properly brought before the Annual Meeting.


                         PROPOSAL 1 -- ELECTION OF DIRECTORS

                          NOMINEES AND CONTINUING DIRECTORS

    Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: those with terms expiring in 1997, those with terms expiring in 1998, and those with terms expiring in 1999.

    The Board of Directors proposes that the nominees listed below be re-elected as directors of the Company to serve an additional three years and until their successors are duly elected and qualified. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated.

    The table below sets forth for each director nominee and continuing director of the Company (a) the person's name, (b) his or her age at December 31, 1996, (c) the year he or she was first elected as a director of the Company, and (d) his or her business experience for the past five years.

                                  Director Nominees
                      To Serve a Term of Three Years Until 2000
                      -----------------------------------------

                                    Year
                                   First
Name                        Age   Elected          Occupation
----                        ---   -------          ----------

Temp S. Davis, III           59     1981      Economic Development Manager
                                              (former District Manager) of
                                              Georgia Power Company (electric
                                              utility) (retired in 1994)

G. William Hughey, III       49     1992      President of Hughey & Neuman,
                                              Inc. (real estate management and
                                              sales)

A. Collins Knight, III       47     1993      President, Engineering &
                                              Equipment Co., Inc. (wholesale
                                              distributor of industrial
                                              supplies)

Earle P. Spurlock            48     1990      Owner and President of Logos
                                              Plus, Inc. (specialty
                                              advertising)

Vernon H. Warren             48     1993      Personal Investments; Partner of
                                              Estate Farms (farming)


                                 Continuing Directors
                             Current Term Expires in 1998
                             ----------------------------

                                    Year
                                   First
Name                        Age   Elected          Occupation
----                        ---   -------          ----------

James D. Deal, Jr.           47     1990      President of Albany
                                              Communications, Inc. (Motorola
                                              sales and service dealership)

Morgan G. Murphy             67     1981      Chairman of the Board and Chief
                                              Executive Officer of the Company;
                                              Chairman of the Board of First
                                              State Bank & Trust Company,
                                              Albany

                                    Year
                                   First
Name                        Age   Elected          Occupation
----                        ---   -------          ----------

John Temple Phillips, III    49     1991      President of Applied Cable
                                              Technology, Inc. (telephone
                                              engineering and construction);
                                              Owner of Applied Fiber
                                              Telecommunications, Inc. (fiber
                                              optic components)

Joseph B. Powell, Jr.        67     1981      Executive Vice President and
                                              Director of First State Bank &
                                              Trust Company, Albany

Michael J. Wetherbee         46     1981      Manager of Wetherbee Rental (real
                                              estate and farming)

                                 Continuing Directors
                             Current Term Expires in 1999
                             ----------------------------

                                    Year
                                   First
Name                        Age   Elected          Occupation
----                        ---   -------          ----------

Henry M. Goodyear, Jr.       68     1981      Partner of Goodyear & Goodyear
                                              (farm management and real estate
                                              sales and appraisals); Former
                                              President and Chairman of the
                                              Board of Plantation Services
                                              (farm management and real estate
                                              sales and appraisals)

James Griffin, Jr.           62     1990      Owner and General Manager of
                                              Poteat Funeral Home

William L. Walden            46     1988      President and Chief Executive
                                              Officer of Walden & Kirkland,
                                              Inc. (real estate sales and
                                              management)

Douglas E. Wren              49     1986      President and Chief Operating
                                              Officer of the Company; President
                                              and Chief Executive Officer of
                                              First State Bank & Trust Company,
                                              Albany


                          THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR APPROVAL OF PROPOSAL 1

                                  EXECUTIVE OFFICERS

    The table set forth below shows for each executive officer of the Company and certain executive officers of First State Bank & Trust Company, Albany, Georgia ("FSB Albany") and First State Bank & Trust Company, Cordele, Georgia ("FSB Cordele") (collectively, the "Subsidiary Banks"), (a) the person's name,
(b) his age at December 31, 1996, (c) the year he was first elected as an officer of the Company or the Subsidiary Banks, as applicable, and (d) his present positions with the Company and the Subsidiary Banks, as applicable. All of the officers listed below have been employed by the Company or one of its Subsidiary Banks for at least five years.

                                    Year
                                   First
Name                        Age   Elected          Positions
----                        ---   -------          ---------

Morgan G. Murphy             67     1981      Chairman of the Board and Chief
                                              Executive Officer of the Company;
                                              Chairman of the Board of FSB
                                              Albany

Douglas E. Wren              49     1986      President and Chief Operating
                                              Officer of the Company; President
                                              and Chief Executive Officer of
                                              FSB Albany

James L. Flatt               43     1989      Senior Vice President and Senior
                                              Lending Executive of the Company;
                                              Executive Vice President, Senior
                                              Lending Executive, and Chief
                                              Operating Officer of FSB Albany

Robert E. Lee                44     1985      Senior Vice President and Chief
                                              Financial Officer of the Company;
                                              Executive Vice President and
                                              Chief Financial Officer of FSB
                                              Albany

Joseph B. Powell, Jr.        67     1981      Executive Vice President, Trust
                                              Division, of FSB Albany

Jeffrey W. Johnson           47     1987      President and Chief Executive
                                              Officer of FSB Cordele

                        INDEBTEDNESS OF DIRECTORS AND OFFICERS

    The Company's directors and officers and certain business organizations and individuals associated with them have been customers of and have had banking transactions with the Subsidiary Banks and are expected to continue such relationships in the future. Pursuant to such transactions, the Company's directors and officers from time to time have borrowed funds from the Subsidiary Banks for various business and personal reasons. The extensions of credit made by the Subsidiary Banks to their directors and officers (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.


                               MEETINGS AND COMMITTEES

    During the year ended December 31, 1996, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75 percent of the meetings of the Board of Directors of the Company during 1996.

    The Audit Committee of the Board of Directors of the Company is comprised of six outside directors. During 1996, the members of the Committee were James D. Deal, Jr., G. William Hughey, III, John Temple Phillips, III, Earle P. Spurlock, William L. Walden and Michael J. Wetherbee. The Audit Committee reviews reports prepared by the Company's internal and external auditors to verify that the recommendations contained in such reports are implemented by management.

    The Executive Committee of the Company's Board of Directors also serves as its Nominating Committee. During 1996, the members of this Committee were
G. William Hughey, III, Morgan G. Murphy, John Temple Phillips, III, William L. Walden, Michael J. Wetherbee and Douglas E. Wren. No formal procedure for individual shareholders to submit recommendations of persons to be considered as directors of the Company has been adopted. The Board, however, would consider any such recommendation if delivered in writing to: Robert E. Lee, First State Corporation, 333 West Broad Avenue, Albany, Georgia 31701.


                             BOARD COMPENSATION COMMITTEE
                           REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee and the Stock Option Awards Committee (collectively, the "Committee") of the Board of Directors of the Company is comprised of the same five non-employee directors, Michael J. Wetherbee, James D. Deal, Jr., G. William Hughey, III (appointed to the Committee in April
1996), John Temple Phillips, III and William L. Walden. The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payments and awards under those plans, for the Company's senior executives, including the

Chief Executive Officer and the other named executive officers. In carrying out these responsibilities, the Committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive plan performance measures, establishes incentive targets, approves cash incentive awards based on performance, grants stock options and other long-term incentives, and monitors the administration of the various plans. In all these matters, the Committee's decisions are reviewed and approved by the Board of Directors. To assist it in accomplishing these responsibilities, the Committee has retained an independent compensation consultant to advise it with respect to executive compensation.

BASE SALARIES

    The Company, with the approval of the Committee, establishes and maintains base salary ranges for all employees, including the named executive officers. The midpoints of the ranges are intended to reflect the median amounts paid to executives in similar positions in comparable financial institutions. The salary ranges are reviewed annually with the assistance of an independent consultant and adjusted as needed to maintain competitiveness. This review includes data from a variety of industry surveys, as well as pay data reported in proxies. All comparisons are based on banking companies having approximately the same asset base as the Company. Within this framework, executive salaries are determined based on individual performance and experience. The salaries of the Chief Executive Officer and the President are evaluated solely by the Committee. Salaries for the other named executive officers generally are recommended by the Chief Executive Officer and the President and reviewed by the Committee. Each of the named executive officers received a salary increase in January 1996 and their salaries are listed in the Summary Compensation Table. The Committee has established a policy to manage executive base salaries to the market median. Executive salaries which are above or below the median will be adjusted over time to rates which are closer to the median salaries reported by similar banks.

ANNUAL INCENTIVES

    One of the Committee's objectives in managing executive compensation is to directly link a significant portion of executive pay to Company performance.
The Senior Management Incentive Plan ("Incentive Plan") accomplishes this objective by providing an annual incentive based on the Company's Return on Equity ("ROE"). Under the Incentive Plan, an incentive pool is created which is equal to a specified percentage of Net Income. The funding percentage varies based on ROE, with a higher funding percentage applying to higher levels of ROE. No incentives are funded if ROE is less than 10%. The incentive pool is allocated among the participants based on pre-specified percentages, subject to modest adjustments based on a subjective evaluation of individual performance.

    Incentives earned by the named executive officers in 1996, 1995 and 1994 are listed in the Summary Compensation Table.

    Through participation in the Incentive Plan, executives may earn total cash compensation (salaries plus incentives) which equals or exceeds median amounts reported by similar banks, depending upon Company performance. To ensure that the Incentive Plan continues to provide a meaningful incentive opportunity and pay reasonable incentives, the Committee has authorized an annual review of the funding formula and the incentive opportunities for the named executive officers. The Committee's intention is for executive incentives to approximately equal the market median if Company performance approximates peer group results and for executive incentives to exceed the market median if Company performance also exceeds peer group performance.

LONG-TERM INCENTIVES

    Another major objective of the Committee in managing executive compensation is to reward executives for increasing the value of the Company to its stockholders. The First State Corporation 1993 Stock Incentive Plan ("Stock Plan") accomplishes this objective by providing executives opportunities to earn and acquire a meaningful ownership interest in the Company. Under the Stock Plan, which was approved by the Board of Directors in 1993 and by the shareholders at the Annual Meeting in 1995, the Committee is authorized to make awards of stock options, restricted stock and other stock-based incentives. The Committee has the sole authority to select the officers and other key employees to whom awards may be made under the Stock Plan.

    Because the value of stock options and other stock awards is determined by the price of the Common Stock, the Committee believes these awards benefit stockholders by linking a potentially significant portion of executive pay to the performance of the Common Stock. In addition, the Stock Plan assists the Company in attracting and retaining key employees and providing a competitive compensation opportunity.

    Awards made under the Stock Plan in 1996 are disclosed in the Summary Compensation Table.

BENEFITS

    In general, the benefit plans provided to key executives, such as profit sharing, life insurance and healthcare, are intended to provide an adequate retirement income as well as financial protection against illness, disability or death. Benefits offered to the named executive officers and other executives are substantially the same as those provided to all employees, with some variation, primarily to promote tax efficiency and replacement of benefits lost due to regulatory limits.

CHIEF EXECUTIVE OFFICER COMPENSATION

    In determining the compensation of the Chief Executive Officer, the Committee is guided by the Company's compensation philosophy, Company performance and competitive practices. In January 1996, the Chief Executive Officer's salary was increased by 2.1%, from $210,500 to $215,000. In authorizing the salary increase, the Committee noted the Company's favorable performance in 1995, which included substantially higher (25% higher) returns on assets and equity than the total returns of banks and all U.S. companies traded on Nasdaq. Although the performance of the Company and of the Chief Executive Officer would have supported a larger increase under the Company's existing salary increase guidelines, the Committee approved a modest increase because of its desire to manage salaries toward the market median. This also was consistent with the Committee's decision to place less emphasis on base salary increases and more emphasis on annual incentives and stock options as a means of rewarding executives. In keeping with the Incentive Plan, the Chief Executive Officer earned an incentive in 1996 based on the Company's ROE. The Committee approved an incentive equal to his pre-set share of the incentive pool. During 1996, the Chief Executive Officer also received an option to purchase 18,000 shares of Common Stock under the Stock Plan.

SUMMARY

    The Company's executive compensation program encourages executives to manage the Company profitably and to increase the value of the business to the shareholders. The increasing emphasis on annual and long-term incentives is consistent with the Committee's policy of linking pay to performance and increasing shareholder value. The Committee believes this approach provides competitive compensation and is in the best interest of the stockholders. The Committee will continue to monitor the effectiveness of the executive compensation program and will initiate changes as it deems appropriate.

    Submitted by the Compensation Committee of the First State Corporation Board of Directors:

         Michael J. Wetherbee (Chairman)         John Temple Phillips, III
         James D. Deal, Jr.                      William L. Walden
         G. William Hughey, III








                     [Remainder of page intentionally left blank]

                                  PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total return on its Common Stock with that of companies listed on the Nasdaq Stock Market (U.S. companies) and that of bank stocks listed on the Nasdaq Stock Market (SIC 6020-6029, 6710-6719, U.S. and foreign) for the period commencing May 3, 1994 (the first month the Common Stock was publicly traded) through December 31, 1996. The graph assumes an initial investment of $100.00.


                   Comparison of Five Year-Cumulative Total Returns
                                Performance Graph for
                               FIRST STATE CORPORATION

PREPARED BY THE CENTER FOR RESEARCH INSECURITY PRICES
Produced on 01/29/97 including data to 12/31/96


                                       [GRAPH]



Symbol   CRSP Total Returns Index for:           12/31/91  12/31/92  12/31/93  12/30/94  12/29/95  12/31/96
------   -----------------------------           --------  --------  --------  --------  --------  --------
         FIRST STATE CORPORATION                                                 104.6     181.5     326.9
         Nasdaq Stock Market (US Companies)        78.6      91.4      105.0     102.6     145.1     178.5
         Nasdaq Bank Stocks                        58.9      85.7       97.8      97.4     145.1     191.7
         SIC 6020-6029,6710-6719 US & Foreign


Notes:
    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D.   The index level for all series was set to $100.0 on 05/03/94.


                                                             EXECUTIVE COMPENSATION
                                   ------------------------------------------------------------------------
                                                           SUMMARY COMPENSATION TABLE
                                   ------------------------------------------------------------------------
                                                                                  LONG TERM COMPENSATION
                                                                               ----------------------------
                                              ANNUAL COMPENSATION                         AWARDS
                                   -----------------------------------------   ----------------------------
                                                                   OTHER                      SECURITIES
         NAME AND                                                  ANNUAL       RESTRICTED    UNDERLYING      ALL OTHER
    PRINCIPAL POSITION             YEAR     SALARY    BONUS     COMPENSATION   STOCK AWARDS     OPTIONS      COMPENSATION
    ------------------             ----     ------    -----     ------------   ------------   ----------     ------------
                                                                                    ($)          (#)
Morgan G. Murphy, Chairman of      1996   $215,000  $126,044                         --         18,000       $22,430.36 2/
the Board and CEO; Chairman of
the Board of FSB Albany            1995    210,500   147,350         1/              --         22,000        27,311.00 3/

                                   1994    206,335   131,832                         --            --         33,682.82 4/

Douglas E. Wren, President and     1996    137,500    69,094                         --         12,000        24,836.82 5/
Chief Operating Officer;
President and Chief Executive      1995    132,200    79,500         1/              --         16,600        27,194.20 6/
Officer of FSB Albany
                                   1994    127,090    69,385                         --            --         27,607.56 7/

James L. Flatt, Senior Vice        1996    104,000    43,550                         --          6,000        11,235.38 8/
President and Senior Lending
Executive; Executive Vice          1995    100,000    50,000         1/              --          8,250        11,659.38 9/
President, Senior Lending
Executive and Chief Operating      1994     95,000    41,631                         --            --         11,607.31 10/
Officer of FSB Albany

Robert E. Lee, Senior Vice         1996     89,500    37,478                         --          6,000         9,554.56 11/
President and Chief Financial
Officer; Executive Vice President  1995     86,000    43,000         1/              --          8,250        10,256.94 12/
and Chief Financial Officer of
FSB Albany                         1994     80,000    38,162                         --            --          9,811.77 13/


 FOOTNOTES TO SUMMARY COMPENSATION TABLE

 1/ The aggregate amount of any other compensation paid or distributed during the indicated year to the individuals named in the Summary Compensation Table did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for each individual.

 2/ Consists of (a) $6,500 directors' fees from the Company and various subsidiaries, (b) $4,434.36 401(k) contribution, (c) $6,750 profit sharing, and
(d) $4,746 money purchase pension plan.

 3/ Consists of (a) $11,300 directors' fees from the Company and various subsidiaries, (b) $4,473 401(k) contribution, (c) $6,750 profit sharing, and
(d) $4,788 money purchase pension plan.

 4/ Consists of (a) $11,600 directors' fees from the Company and various subsidiaries, (b) $5,373.33 401(k) contribution, (c) $7,970 profit sharing, and
(d) $8,739.49 money purchase pension plan.

 5/ Consists of (a) $9,400 directors' fees from the Company and various subsidiaries, (b) $878.20 life insurance premium, (c) $4,125.12 401(k) contribution, (d) $6,187.50 profit sharing, and (e) $4,246 money purchase pension plan.

 6/ Consists of (a) $12,300 directors' fees from the Company and various subsidiaries, (b) $878.20 life insurance premium, (c) $3,952 401(k) contribution, (d) $6,000 profit sharing, and (e) $4,064 money purchase pension plan.

 7/ Consists of (a) $12,550 directors' fees from the Company and various subsidiaries, (b) $776.91 life insurance premium, (c) $3,812.65 401(k) contribution, (d) $5,850 profit sharing, and (e) $4,618 money purchase pension plan.

 8/  Consists of (a) $150 directors' fees from Southeastern Mortgage,
(b) $379.38 life insurance premium, (c) $3,120 401(k) contribution, (d) $4,680 profit sharing, and (e) $2,906 money purchase pension plan.

 9/ Consists of (a) $900 directors' fees from Southeastern Mortgage, (b) 379.38 life insurance premium, (c) $3,000 401(k) contribution, (d) $4,600 profit sharing, and (e) $2,780 money purchase pension plan.

 10/  Consists of (a) $1,050 directors' fees from Southeastern Mortgage,
(b) $337.40 life insurance premium, (c) $2,850 401(k) contribution, (d) $4,300 profit sharing, and (e) $3,069.91 money purchase pension plan.

 11/  Consists of (a) $150 directors' fees from Southeastern Mortgage,
(b) $365.94 life insurance premium, (c) $2,685.12 401(k) contribution,
(d) $4,027.50 profit sharing, and (e) $2,326 money purchase pension plan.

 12/  Consists of (a) $900 directors' fees from Southeastern Mortgage,
(b) $365.94 life insurance premium, (c) $2,775 401(k) contribution, (d) $4,000 profit sharing, and (e) $2,216 money purchase pension plan.

 13/  Consists of (a) $1,050 directors' fees from Southeastern Mortgage,
(b) $340.18 life insurance premium, (c) $2,400 401(k) contribution, (d) $3,800 profit sharing, and (e) $2,221.59 money purchase pension plan.

                                    STOCK OPTIONS

OPTION GRANTS

    The following table contains information regarding the grant of stock options during 1996 to the named executive officers under the Company's 1993 Stock Incentive Plan.

                          OPTION GRANTS IN LAST FISCAL YEAR
                                  Individual Grants
------------------------------------------------------------------------------------------
                    Number of      Percent of
                   Securities     Total Options
                   Underlying      Granted to
                     Options      Employees in     Exercise     Expiration     Grant Date
    Name           Granted (#)     Fiscal Year   Price ($/Sh)      Date          Value1/
    ----           -----------     -----------   ------------   ----------     ----------
Morgan G. Murphy     18,000           33.3%         $16.67        1/30/06       $100,440
Douglas E. Wren      12,000           22.2%         $16.67        1/30/06       $ 66,960
James L. Flatt        6,000           11.1%         $16.67        1/30/06       $ 34,480
Robert E. Lee         6,000           11.1%         $16.67        1/30/06       $ 34,480


1/ The fair value of the options granted in 1996 of $5.58 per option share was based upon the discounted value of future cash flows of the options using the Black-Scholes option pricing model and the following assumptions:

         Expected life of the options                              7 years
         Weighted average stock price at grant date                 $16.67
         Risk-free interest rate                                     6.30%
         Expected dividend yield (as a percent of the fair
           value of the stock)                                       2.50%

         Expected volatility                                           29%
         Annual forfeiture rate                                         0%

    The EXPECTED LIFE OF THE OPTIONS is an estimate of when, on average, the options are expected to be exercised. The WEIGHTED AVERAGE STOCK PRICE AT GRANT DATE is the closing sales price of the Common Stock on date of grant. The RISK-FREE INTEREST RATE is the rate on zero-coupon U.S. government issues with a remaining term equal to the expected life of the options.
    The EXPECTED DIVIDEND YIELD is based on the Company's recent dividend yield EXPECTED VOLATILITY is a measure of the variability in the Company's stock price. ANNUAL FORFEITURE RATE is the percentage of options expected to be forfeited prior to vesting.


OPTION EXERCISES AND HOLDINGS

    The following table contains information concerning the number of stock options held by the named executive officers at December 31, 1996. No stock options were exercised by the named executive officers during 1996.


                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES




                            Number of                      Value of Unexercised
                      Securities Underlying                    In-the-Money
                       Unexercised Options                     Options held
                         at 12/31/96 (#):                    at 12/31/96 ($):
         Name      Exercisable    Unexercisable        Exercisable   Unexercisable 1/
         ----      -----------    -------------        -----------   ----------------
Morgan G. Murphy       102,480                0        $ 2,083,880       $       0

Douglas E. Wren         37,950           25,200            828,950         451,200

James L. Flatt          16,500           12,600            360,250         225,600

Robert E. Lee           16,500           12,600            360,250         225,600


         1/ Market value of underlying securities at year-end (closing price of $31 per share) minus the exercise price.


                              COMPENSATION OF DIRECTORS

    The directors of the Company receive $150 per meeting attended for their service as directors and between $100 and $150 per meeting attended for their service on committees. Effective as of the annual meeting of shareholders, each non-management director also received an option to purchase 330 shares of Common Stock at a price of $18.67 per share (adjusted for the 50% stock dividend issued in July 1996) pursuant to the First State Corporation Outside Directors Stock Option Plan.

                                EMPLOYEE BENEFIT PLANS

    The Company maintains several tax-qualified and non-qualified employee benefit plans for employees of the Company and its subsidiaries, including those benefit plans described below.

PENSION PLAN

    The Company maintains the First State Bank & Trust Company Pension Plan (the "Pension Plan"), a tax-qualified, defined benefit pension plan, which benefits substantially all employees of the Company who have completed one year of service.

    Eligible employees with five or more years of service are entitled to a monthly benefit beginning upon termination of employment after age 65. The pension benefit formula provides for a monthly benefit equal to an eligible employee's accrued benefit as of December 31, 1988 under the Pension Plan's pre-1989 benefit formula plus benefit accruals for post-1988 years of service equal to the greater of (a) or (b) below:

         (a) 1/2 of 1% of the employee's highest average monthly compensation determined over a consecutive five-year period multiplied by that employee's years of service credited after December 31, 1988; or

         (b) 2.5% of 1988 compensation multiplied by that employee's years of service credited after December 31, 1988 (but, as to certain highly compensated employees, only to the extent of years of service credited prior to January 1, 1994), proportionately reduced if all years of service at age 65 are less than 30.

While the monthly pension benefit is normally payable at age 65, an adjusted benefit is available earlier or later than age 65 in certain circumstances, such as a participant's disability, eligibility for early retirement or continued employment following age 65.

    The normal form of monthly benefit payment is a single life annuity if the participant is unmarried, although a minimum of 60 monthly payments will be made even if the participant dies before the end of the 60-month period, or an actuarial equivalent joint and 50% survivor annuity if the participant is married.

    The estimated annual benefits payable at normal retirement age to persons in specified remuneration and years of service classifications are shown in the following table. All amounts are shown for a single life annuity (with 60 months certain) and assume that active participation continues until age 65.


                              PENSION PLAN TABLE

         ESTIMATED ANNUAL BENEFITS FOR REPRESENTATIVE YEARS OF SERVICE

                                       Years of Service
              -------------------------------------------------------------------
Compensation*   10        15        20        25        30        35         40
------------  ------    ------    ------    ------    ------    ------     ------
$  75,000      3,965    8,058     12,150    16,243    20,336    19,718     21,391
  100,000      4,465    9,528     14,590    19,653    24,715    23,813     26,256
  125,000      5,681    12,260    18,838    25,416    31,994    30,808     34,019
  150,000      6,898    14,991    23,085    31,179    39,273    37,803     41,783
  175,000      7,989    17,598    27,208    36,818    46,427    44,673     49,422
  200,000      9,080    20,205    31,331    42,456    53,581    51,543     57,061
  225,000     10,171    22,812    35,453    48,094    60,735    58,412     64,700
  250,000     11,263    25,419    39,576    53,732    67,888    65,282     72,339
  275,000     12,354    28,026    43,698    59,371    75,043    72,152     79,978
  300,000     13,445    30,633    47,821    65,009    82,196    79,022     87,617
  325,000     14,536    33,240    51,943    70,647    89,350    85,892     95,255
  350,000     15,473    35,615    55,757    75,899    96,041    92,298    102,431


    *Compensation amounts used to calculate benefit accruals after December 31, 1988 in this table have been capped as required by applicable provisions of the Internal Revenue Code.

    Years of credited service, to the nearest year, and current compensation covered by the Pension Plan (total salary, bonus and any other incentive compensation paid) for the named executives are as follows: Mr. Murphy, 46 years, $160,000 (capped by applicable Internal Revenue Code provisions); Mr. Wren, 11 years, $160,000 (capped by applicable Internal Revenue Code provisions); Mr. Flatt, 10 years, $153,989; and Mr. Lee, 16 years, $132,500.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Company maintains the First State Bank and Trust Company Supplemental Executive Retirement Plan (the "Retirement Plan"), an unfunded, non-qualified defined benefit retirement plan for a select group of management personnel. A participant's potential benefit under the Retirement Plan is equal to a monthly benefit payable for 180 months, generally commencing at age 65, equal to 75% of the participant's average compensation (as defined in the Retirement Plan), reduced by amounts then payable to the participant under the Pension Plan, under the First State Bank and Trust Company Employee Savings and Thrift Plan (the "Thrift Plan"), by Social Security and pursuant to any disability insurance plan maintained by the Company. In determining the amount of the benefit reduction under the Retirement Plan's offset provisions, the benefits payable under the Pension Plan and the Thrift Plan are calculated as if they would be paid over the same 180-month period as the Retirement Plan benefit. A participant becomes vested in his or her Retirement Plan benefit only upon the completion of 25 years of employment with the Company. If the participant dies or becomes disabled after becoming vested in his or her Retirement Plan benefit, the eligible spouse (as defined in the Retirement Plan) or the participant, as applicable, will be entitled to the participant's Retirement Plan benefit commencing on the first day of the month on or after the participant terminates employment due to death or disability.

    The estimated annual benefits payable upon retirement at age 65 for the named executives are as follows: Mr. Murphy, $764. Mr. Wren, Mr. Flatt and Mr. Lee do not participate in the Retirement Plan.

SALARY CONTINUATION AGREEMENTS

    FSB Albany has entered into separate agreements with Mr. Wren, Mr. Flatt and Mr. Lee, each of which obligates FSB Albany and its affiliates to provide limited salary continuation to his surviving spouse or dependents in the event of the death of the executive while employed with FSB Albany or its affiliates, but prior to his eligibility for early retirement under the Pension Plan.

    In the event of such a death, monthly benefits are paid to the surviving spouse, if the executive and surviving spouse had been married for at least 12 months, or, if there is no eligible surviving spouse, to those dependents of the executive generally under age 19 (but also including unmarried, under age 22 dependents who are still full-time students) as follows:

         (a)  100% of monthly base salary for the first 12 months after death;

         (b)  50% of monthly base salary for the next succeeding 12 months;

         (c)  25% of monthly base salary for the next succeeding 12 months; and

         (d) 12 and 1/2% of monthly base salary for the next succeeding 24 months.

If an eligible surviving spouse dies or remarries prior to the end of the salary continuation period, the remaining payments will be apportioned among then eligible dependents for the remainder of the salary continuation period even if during that period one or more of those dependents ceases to be an eligible dependent.

    Each of the salary continuation agreements terminates without any benefits becoming payable if the executive's employment with FSB Albany and its affiliates is terminated for any reason other than death.

                                EMPLOYMENT AGREEMENTS

DOUGLAS E. WREN

    As of May 8, 1996, First State and FSB Albany amended and restated the then-existing employment agreement with Douglas E. Wren with regard to Mr. Wren's continued service as a senior officer of both First State and FSB Albany. The agreement has a five-year term which is automatically extended for successive one-year periods at the end of each calendar year unless 90 days' prior notice is given by either party. During the term of the agreement, First State and FSB Albany have agreed to provide Mr. Wren with (a) an annual base salary of $100,000, increased annually based on the size and performance of First State and FSB Albany; (b) an annual bonus payable under the Incentive Plan the amount of which may vary depending upon the extent to which annual performance goals are met; (c) participation in employee benefit programs maintained for employees generally or those limited to senior executives; (d) reimbursement of the dues and costs of club memberships; and (e) the use of an automobile and reimbursement of expenses incurred in operating the automobile. Also during the term of the agreement, First State and FSB Albany have agreed to make no changes adversely affecting the rights of Mr. Wren under any stock option or restricted stock awards granted to him. If Mr. Wren's employment agreement is terminated prior to the end of the five-year term, First State and FSB Albany may be required to provide Mr. Wren with a lump sum separation payment and any unpaid bonus earned under the Incentive Plan and, in certain circumstances, to continued health and accident and life insurance coverages. The amount of any separation payment varies depending upon the circumstances of the termination of employment and may be limited if deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code. If the termination is effected (a) by First State or FSB Albany within three (3) years of certain changes of control effected or contemplated as described in the agreement, other than for good cause (as defined in the agreement) or (b) by Mr. Wren within one (1) year of a change in control, the lump sum amount is equal to 2.99 times Mr. Wren's average annual compensation (as defined in the agreement). If the termination of employment is otherwise effected by First State or FSB Albany other than for good cause, the lump sum amount is equal to 2 times Mr. Wren's average annual compensation. If
Mr. Wren's termination of employment is effected for any other reason, the lump sum amount is limited to salary earned but unpaid through the date of termination. If the termination of employment is related to a change of control or otherwise effected by First State or FSB Albany other than for good cause, First State and FSB Albany are obligated to provide health and accident and life insurance coverages for up to 36 months following termination of employment. If Mr. Wren's employment is terminated prior to expiration of the contract term for any reason, he is subject to a confidentiality covenant for a period of 12 months and if he voluntarily terminates employment after a change in control, he is subject to a non-competition covenant for a period of one (1) year.

JAMES L. FLATT

    As of May 8, 1996, First State and FSB Albany amended and restated the then-existing employment agreement with James L. Flatt with regard to Mr. Flatt's continued service as a senior officer of both First State and FSB Albany. The agreement has a five-year term which is automatically extended for successive one-year periods at the end of each calendar year unless 90 days' prior notice is given by either party. During the term of the agreement, First State and FSB Albany have agreed to provide Mr. Flatt with (a) an annual base salary of $89,400, increased annually based on the size and performance of First State and FSB Albany; (b) an annual bonus payable as a percentage of his base salary under the Incentive Plan the amount of which may vary depending upon the extent to which annual performance goals are met; (c) participation in employee benefit programs maintained for employees generally or those limited to senior executives; (d) reimbursement of the dues and costs of club memberships; and (e) the use of an automobile and reimbursement of expenses incurred in operating the automobile. During the term of the agreement, First State and FSB Albany have agreed to make no changes adversely affecting the rights of Mr. Flatt under any stock option or restricted stock awards granted to him. If First State or FSB Albany terminates the employment agreement prior to the end of the five-year term, they are required to provide Mr. Flatt with a lump sum separation payment and any unpaid bonus earned under the Incentive Plan. The amount of any separation payment varies depending upon the circumstances of the termination of employment. If the termination is effected by First State or FSB Albany within three (3) years of certain changes of control effected or contemplated as described in the agreement, other than for good cause (as defined in the agreement), the lump sum amount is equal to 2.99 times Mr. Flatt's average annual compensation (as defined in the agreement). If the termination of employment is otherwise effected by First State or FSB Albany or by Mr. Flatt, the lump sum amount is limited to salary earned but unpaid through the date of termination. If the termination of employment is related to a change of control as described above, First State and FSB Albany are obligated to provide health and accident and life insurance coverages for up to 36 months following termination of employment. If Mr. Flatt's employment is terminated prior to expiration of the contract term for any reason, he is subject to a confidentiality covenant for a period of 12 months.

ROBERT E. LEE

    As of May 8, 1996, First State and FSB Albany amended and restated the then-existing employment agreement with Robert E. Lee with regard to Mr. Lee's continued service as a senior officer of both First State and FSB Albany. The agreement has a five-year term which is automatically extended for successive one-year periods at the end of each calendar year unless 90 days' prior notice is given by either party. During the term of the agreement, First State and FSB Albany have agreed to provide Mr. Lee with (a) an annual base salary of $73,750, increased annually based on the size and performance of First State and FSB Albany; (b) an annual bonus payable as a percentage of his base salary under the Incentive Plan the amount of which may vary depending upon the extent to which annual performance goals are met; (c) participation in employee benefit programs maintained for employees generally or those limited to senior executives; (d) reimbursement of the dues and costs of club memberships; and (e) the use of an automobile and reimbursement of expenses incurred in operating the automobile. During the term of the agreement, First State and FSB Albany have agreed to make no changes adversely affecting the rights of Mr. Lee under any stock option or restricted stock awards granted to him. If First State or FSB Albany terminates the employment agreement prior to the end of the five-year term, they are required to provide Mr. Lee with a lump sum separation payment and any unpaid bonus earned under the Incentive Plan. The amount of any separation payment varies depending upon the circumstances of the termination of employment. If the termination is effected by First State or FSB Albany within three (3) years of certain changes of control effected or contemplated as described in the agreement, other than for good cause (as defined in the agreement), the lump sum amount is equal to 2.99 times Mr. Lee's average annual compensation (as defined in the agreement). If the termination of employment is otherwise effected by First State or FSB Albany or by Mr. Lee, the lump sum amount is limited to salary earned but unpaid through the date of termination. If the termination of employment is related to a change of control as described above, First State and FSB Albany are obligated to provide health and accident and life insurance coverages for up to 36 months following termination of employment. If Mr. Lee's employment is terminated prior to expiration of the contract term for any reason, he is subject to a confidentiality covenant for a period of 12 months.

    First State and FSB Albany are obligated to pay all legal fees and expenses incurred by Mr. Wren, Mr. Flatt or Mr. Lee should First State or FSB Albany challenge any provision of the their respective employment agreements, regardless of the outcome of the contest.

                         BENEFICIAL OWNERSHIP OF COMMON STOCK

                              PRINCIPAL HOLDERS OF STOCK

    The following table sets forth the persons who beneficially owned, at December 31, 1996, more than 5% of the outstanding Common Stock of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                               Number of Shares
    Name and Address of        of Common Stock
      Beneficial Owner       Beneficially Owned(1)    Percentage
    -------------------      ---------------------    ----------

    J. Reeves Haley               291,642 2/            6.41%
    209 Dixie Drive
    Moultrie, Georgia 31768

    Vernon H. Warren              583,440 3/5/         12.82%
    108 Glenwood Road
    Americus, Georgia 31709

                               Number of Shares
    Name and Address of        of Common Stock
      Beneficial Owner       Beneficially Owned(1)    Percentage
    -------------------      ---------------------    ----------

    FSB Albany, Trustee         1,570,799 4/5/        3 4.53%
    333 West Broad Avenue
    Albany, Georgia 31703

--------------------
1/ The information shown above is based upon information furnished by the named persons. Information relating to beneficial ownership is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty
(60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she has no beneficial interest. The shares of Company stock issuable upon exercise of outstanding options held by a person are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by that person.

2/ According to the Schedule 13G filed with the Securities and Exchange Commission by Mr. Haley in February, 1997, consists of (a) 291,312 shares owned of record by Mr. Haley and (b) an option to purchase an additional 330 shares.

3/ Consists of (a) 198,670 shares owned of record by FSB Albany under a revocable agreement with Ms. Warren, (b) 183,150 shares owned of record by FSB Albany as trustee under the Will of Marie H. Warren, as to which Vernon H. Warren has sole voting power but no investment power, (c) 195,661 shares owned of record by FSB Albany under a revocable agreement with Kathryn Warren Powell, as to which Vernon H. Warren has sole voting power but no investment power,
(d) 4,969 shares owned of record by Ms. Warren as co-executor and co-trustee under the Will of Thomas D. Warren, as to which Ms. Warren shares voting and investment powers and (e) an option to purchase an additional 990 shares.

4/ Consists of an aggregate of 1,570,799 shares owned of record by FSB Albany, Trustee, for various trust accounts, (a) 7,703 shares, as to which the Trustee has shared voting and investment power, (b) 399,615 shares, as to which the Trustee has sole voting power, and (c) 1,563,097 shares, as to which the Trustee has sole investment power.

5/ 577,482 shares are included in both the number of shares beneficially owned by Vernon H. Warren and the number of shares beneficially owned by FSB Albany, Trustee.

                               OWNERSHIP BY MANAGEMENT

    The following table sets forth the number and percentage ownership of shares of Common Stock beneficially owned by each director of the Company and by all directors and executive officers as a group, at December 31, 1996. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                                Number of Shares
                                 of Common Stock
       Name                    Beneficially Owned 1/       Percentage
       ----                    ---------------------       ----------

Morgan G. Murphy                     138,300 2/               2.97%

Temp S. Davis, III                     1,327 3/                 *

James D. Deal, Jr.                     5,908 4/                 *

Henry M. Goodyear, Jr.                 7,464 5/                 *

James Griffin, Jr.                     1,320 6/                 *

G. William Hughey, III                28,017 7/                 *

A. Collins Knight, III                 1,321 8/                 *

John Temple Phillips, III             25,410 9/                 *

Joseph B. Powell, Jr.                 43,454 10/                *

Earle P. Spurlock                     30,393 11/                *

William L. Walden                     60,316 12/              1.32%

Vernon H. Warren                     583,440 13/             12.82%

Michael J. Wetherbee                  17,687 14/                *

Douglas E. Wren                       49,533 15/              1.08%

All directors and executive
officers as a group (16 persons)   1,039,563 16/             21.79%

--------------------
*  Less than 1%.

1/  See note 1 to preceding table.

2/ Consists of (a) 35,462 shares owned of record by Mr. Murphy, (b) 149 shares owned of record by FSB Albany, as custodian for Morgan G. Murphy IRA,
    (c) 209 shares owned of record by the FSB Albany 401(k) Stock Purchase Plan, and (d) options to purchase an additional 102,480 shares.

3/ Consists of (a) 337 shares owned of record by Mr. Davis and (b) options to purchase an additional 990 shares.

4/ Consists of (a) 4,918 shares owned of record by Mr. Deal and (b) options to purchase an additional 990 shares.

5/ Consists of (a) 6,474 shares owned of record by Merrill Lynch Pierce Fenner & Smith, Inc., for the benefit of Mr. Goodyear and (b) options to purchase an additional 990 shares.

6/ Consists of (a) 330 shares owned of record by Mr. Griffin and (b) options to purchase an additional 990 shares.

7/ Consists of (a) 6,171 shares owned of record by Mr. Hughey, (b) 20,196 shares owned of record by Hughey-Neuman, Inc., (c) 330 shares owned of record by Mr. Hughey's spouse, as to which voting and investment powers are shared, (d) 330 shares owned of record by FSB Albany, as custodian for Sharon R. Hughey IRA, as to which voting and investment powers are shared, and (e) options to purchase an additional 990 shares.

8/ Consists of (a) 331 shares owned of record by Mr. Knight and (b) options to purchase an additional 990 shares.

9/ Consists of (a) 11,265 shares owned of record by Interstate/Johnson Lane, for the benefit of Mr. Phillips, (b) 2,970 shares owned of record by Merrill Lynch Pierce Fenner & Smith, Inc., for the benefit of Mr. Phillips and his spouse, (c) 1,881 shares owned of record by Merrill Lynch Pierce Fenner & Smith, Inc., for the benefit of John Temple Phillips III IRA,
    (d) 1,881 shares owned of record by Merrill Lynch Pierce Fenner & Smith, Inc., for the benefit of Sarah H. Phillips IRA, (c) 5,148 shares owned of record by Shearson/Lehman Brothers, Inc. for the benefit of Mr. Phillips' minor children, and (d) options to purchase an additional 990 shares.

10/ Consists of (a) 12,457 shares owned of record by Mr. Powell, (b) 1,897 shares owned of record by Mr. Powell's spouse, as to which voting and investment powers are shared, (c) options to purchase an additional 25,140 shares, and (d) 3,960 shares allotted to Mr. Powell pursuant to a restricted stock award.

11/ Consists of (a) 25,443 shares owned of record by Mr. Spurlock, (b) 330 shares owned of record by E. Spurlock IRA, (c) 330 shares owned of record by L. Spurlock IRA, as to which voting and investment powers are shared,
    (d) 1,650 shares owned of record by Linda F. Spurlock, Trustee, for the benefit of Marlin P. Spurlock, as to which Mr. Spurlock shares voting power and investment, (3) 1,650 shares owned of record by Linda F. Spurlock, Trustee, for the benefit of Martha F. Spurlock, as to which Mr. Spurlock shares voting and investment powers and (f) options to purchase an additional 990 shares.

12/ Consists of (a) 13,135 shares owned of record by Merrill Lynch Pierce
    Fenner & Smith, Inc., for the benefit of Mr. Walden, (b) 2,751 shares owned of record by Merrill Lynch Pierce Fenner & Smith, Inc., for the benefit of Mr. Walden's spouse, as to which voting and investment powers are shared,
    (c) 43,440 shares owned of record by Mr. Walden, as Trustee under Cornelia H. Walden Trust under Agreement for the benefit of Clayton D. Chapman, Lawson Chapman, Spencer T. Walden, Susan H. Martin, Kathy W. LeHeup, and Lindsey LeHeup, and (d) options to purchase an additional 990 shares.

13/ Consists of (a) 198,670 shares owned of record by FSB Albany under a revocable agreement with Ms. Warren, (b) 183,150 shares owned of record by FSB Albany as trustee under the Will of Marie H. Warren, as to which Vernon H. Warren has sole voting power but no investment power, (c) 195,661 shares owned of record by FSB Albany under a revocable agreement with Kathryn Warren Powell, as to which Vernon H. Warren has sole voting power but no investment power, (d) 4,969 shares owned of record by Ms. Warren as co-executor and co-trustee under the Will of Thomas D. Warren, as to which Ms. Warren shares voting and investment powers and (e) an option to purchase an additional 990 shares.

14/ Consists of (a) 7,808 shares owned of record by Mr. Wetherbee, (b) 8,889 shares owned of record by Mr. Wetherbee as trustee for John W. Brooks, Anne R. Wetherbee, Harriett H. Wetherbee, and Edward J. Wetherbee, and (c) options to purchase an additional 990 shares.

15/ Consists of (a) 2,168 shares owned of record by Mr. Wren, (b) 2,144 shares owned of record by FSB Albany, as custodian for Douglas E. Wren, IRA,
    (c) 599 shares owned of record by Interstate/Johnson Lane, Inc., for the benefit of Mr. Wren, (d) 75 shares owned of record by the First State Employee Stock Purchase Plan for Mr. Wren's account, (e) 897 shares owned of record by the First State 401-k Stock Purchase Plan for Mr. Wren's account, and (f) options to purchase an additional 63,150 shares (of which 43,650 were exercisable at March 1, 1997).

16/ Includes (a) an aggregate of 6,973 shares owned of record by James L. Flatt and Robert E. Lee and (b) options held by Messrs. Flatt and Lee to purchase an aggregate of 58,200 additional shares (of which 38,700 were exercisable at March 1, 1997).


                          COMPLIANCE WITH SECTION 16(a) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

    To the Company's knowledge, based solely on a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers and greater than ten percent shareholders complied during 1996 with all applicable Section 16(a) filing requirements.

           PROPOSAL 2 -- FIRST STATE CORPORATION 1997 STOCK INCENTIVE PLAN

                                     INTRODUCTION

    On January 27, 1997, the Board of Directors approved the First State Corporation 1997 Stock Incentive Plan (the "Stock Plan"), the full text of which is set forth in Appendix A to this Proxy Statement.

    The Stock Plan provides the Company with increased flexibility to grant equity-based compensation to key employees, officers, directors and consultants of the Company or an affiliate for the purpose of giving them a proprietary interest in the Company and providing the Company with a mechanism to attract and retain key personnel. The Board of Directors has reserved 230,000 shares of common stock, $1.00 par value per share (the "Common Stock") for issuance pursuant to awards that may be made under the Stock Plan, subject to adjustment as provided therein.

    Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") restrict the Company's ability in the absence of stockholder approval to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified options and stock appreciation rights under Code Section 162(m).

    The following description of the Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

                               TERMS OF THE STOCK PLAN

ADMINISTRATION

    Awards under the Stock Plan will be determined by the Stock Option Awards Committee of the Board of Directors (the "Committee"), the members of which are selected by the Board of Directors. The Board of Directors will consider the advisability of complying with the disinterested standards contained in both
Section 162(m) of the Code, and Rule 16(b)(3) (promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) when appointing members to the Committee. The Committee has at least two members. At the present time, the members of the Stock Option Awards Committee are the same as the members of the Compensation Committee.

AWARDS

    The Stock Plan permits the Committee to make awards of shares of Common Stock, awards of derivative securities related to the value of the Common Stock and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons. The Stock Plan permits the Committee to make awards of a variety of equity-based incentives, including (but not limited to) stock awards, options to purchase shares of Common Stock and to sell shares of Common Stock back to the Company, stock appreciation rights, so-called "cashout" or

"limited stock appreciation rights" (which the Committee may make exercisable in the event of a certain changes in control of the Company or other events), phantom shares, performance incentive rights, dividend equivalent rights and similar rights (collectively, "Stock Incentives").

    The number of shares of Common Stock as to which a Stock Incentive is granted and to whom any Stock Incentive is granted shall be determined by the Committee, subject to the provisions of the Stock Plan. Stock Incentives issuable may be made exercisable or settled at such prices and may be made forfeitable or terminable under such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Plan. No participant who is a "covered employee", within the meaning of Section 162(m) of the Code, however, may be granted during any single fiscal year of the Company rights to shares of Common Stock under options and stock appreciation rights which, in the aggregate, exceed 100,000 shares of Common Stock.

    Stock Incentives generally are not transferable or assignable during a holder's lifetime.

OPTIONS

    The Stock Plan provides for incentive stock options and non-qualified stock options. The Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time the option is granted, and the option will be evidenced by a Stock Incentive Agreement. Options may be made exercisable pursuant to such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Plan.

    The exercise price of an option shall be set forth in the applicable Stock Incentive Agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant owns more than 10% of the Company's outstanding Common Stock). At the time the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Common Stock purchased pursuant to the option to identify them as shares of Common Stock purchased upon the exercise of an incentive stock option. Non-qualified stock options may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded, based upon an average fair market value of the Common Stock at the time the option is awarded, or based upon any other reasonable measure of fair market value. The Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld.

    The term of an option shall be specified in the applicable Stock Incentive Agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Common Stock shall not be exercisable after the expiration of five (5) years after the date the option is granted. Subject to any further limitations in a Stock Incentive Agreement, in the event of a participant's termination of employment, the term of an incentive stock option shall expire, terminate and become unexercisable no later than three months after the date of such termination of employment; provided, however, that if such termination of employment is due to death or disability, one year shall be substituted for the three-month period.

STOCK APPRECIATION RIGHTS

    Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of Common Stock or in cash, according to terms established by the Committee with respect to any particular award.

STOCK AWARDS

    The Committee may grant shares of Common Stock to a participant, subject to such restrictions and conditions, if any, as the Committee shall determine.

OTHER STOCK INCENTIVES

    Dividend equivalent rights, performance units and phantom shares may be granted in such numbers or units and may be subject to such conditions or restrictions as the Committee shall determine and shall be payable in cash or shares of Common Stock, as the Committee may determine.

CERTAIN CASH AWARDS

    The Committee may make cash awards designed to cover tax obligations of employees that result from the receipt or exercise of a Stock Incentive.

    The terms of particular Stock Incentives may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company; Stock Incentives may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, Stock Incentives that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive agreement and to the provisions of the Stock Plan.

CERTAIN REORGANIZATIONS

    The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of Stock Incentives or to which a Stock Incentive is subject, as the case may be, and the exercise price of each nonqualified option are subject to adjustment in the event of any recapitalization of the Company effected without the receipt of consideration.

    In the event of certain corporate reorganizations, Stock Incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the terms of the Stock Plan or any agreement reflecting the terms of a Stock Incentive.

AMENDMENTS OR TERMINATION

    Although the Stock Plan may be amended by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No such action by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder's consent.

                           FEDERAL INCOME TAX CONSEQUENCES

    The following discussion outlines generally the federal income tax consequences of participation in the Stock Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Plan.

INCENTIVE STOCK OPTIONS

    A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, the participant will be taxed at the time he or she sells the shares of Common Stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant does not sell the shares of Common Stock prior to two years from the date of grant of the incentive stock option and one year from the date the Common Stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the shares of Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as a capital gain. If the participant sells the shares of Common Stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

NONQUALIFIED OPTIONS

    A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

    Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the nonqualified option was exercised.

    Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

OTHER STOCK INCENTIVES

    A participant will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (the "Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

    A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

                                 STOCKHOLDER APPROVAL

    The Board of Directors seeks stockholder approval because such approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any nonqualified options and stock appreciation rights granted under the Stock Plan. Stockholder approval also will allow the Company greater flexibility to issue equity-based awards that qualify for exemptions available under the short-swing profit recovery provisions of Section 16 of the Exchange Act.

    Approval of the Stock Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the Annual Meeting.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                THE FIRST STATE CORPORATION 1997 STOCK INCENTIVE PLAN

                                  ACCOUNTING MATTERS

    Mauldin & Jenkins, certified public accountants, audited the financial statements of the Company and provided various other services to the Company for the year ended December 31, 1996. A representative of Mauldin & Jenkins is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.

                                SHAREHOLDER PROPOSALS

    Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company, and desiring inclusion of the same in management's proxy materials, must provide a written copy of the proposal to management no later than November 19, 1997. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                    OTHER  MATTERS

    The Board of Directors of the Company knows of no other matters to be brought before the Annual Meeting. If, however, any matter other than the election of directors or approval of the Stock Plan or matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

                         EXPENSES AND SOLICITATION OF PROXIES

    All expenses of the proxy solicitation will be paid by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Subsidiary Banks may solicit proxies by telephone, facsimile, telegram or personal interview, for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such persons and, if requested, will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                AVAILABLE INFORMATION

    SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE 1996 ANNUAL REPORT ON FORM 10-K OF THE COMPANY. WRITTEN REQUESTS SHOULD BE ADDRESSED TO:
ROBERT E. LEE, FIRST STATE CORPORATION, 333 WEST BROAD AVENUE, ALBANY, GEORGIA 31701.

                                                                      APPENDIX A


                               FIRST STATE CORPORATION
                              1997 STOCK INCENTIVE PLAN

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1  DEFINITIONS......................................................  1

    1.1  Definitions........................................................  1

SECTION 2  THE STOCK INCENTIVE PLAN.........................................  5

    2.1  Purpose of the Plan................................................  5
    2.2  Stock Subject to the Plan..........................................  5
    2.3  Administration of the Plan.........................................  5
    2.4  Eligibility and Limits.............................................  6

SECTION 3  TERMS OF STOCK INCENTIVES........................................  6

    3.1  Terms and Conditions of All Stock Incentives.......................  6
    3.2  Terms and Conditions of Options....................................  7
         (a)  Option Price..................................................  8
         (b)  Option Term...................................................  8
         (c)  Payment.......................................................  8
         (d)  Conditions to the Exercise of an Option.......................  8
         (e)  Termination of Incentive Stock Option.........................  9
         (f)  Special Provisions for Certain Substitute Options.............  9

    3.3  Terms and Conditions of Stock Appreciation Rights..................  9
         (a)  Settlement..................................................... 9
         (b)  Conditions to Exercise......................................... 9
    3.4  Terms and Conditions of Stock Awards............................... 10
    3.5  Terms and Conditions of Dividend Equivalent Rights................. 10
         (a)  Payment....................................................... 10
         (b)  Conditions to Payment......................................... 10
    3.6  Terms and Conditions of Performance Unit Awards.................... 10
         (a)  Payment....................................................... 10
         (b)  Conditions to Payment......................................... 11
    3.7  Terms and Conditions of Phantom Shares............................. 11
         (a)  Payment....................................................... 11
         (b)  Conditions to Payment......................................... 11
    3.8  Treatment of Awards Upon Termination of Service.................... 11

SECTION 4  RESTRICTIONS ON STOCK............................................ 11
    4.1  Escrow of Shares................................................... 11
    4.2  Forfeiture of Shares............................................... 12
    4.3  Restrictions on Transfer........................................... 12

SECTION 5  GENERAL PROVISIONS............................................... 12
    5.1  Withholding........................................................ 12
    5.2  Changes in Capitalization; Merger; Liquidation..................... 13
    5.3  Cash Awards........................................................ 13
    5.4  Compliance with Code............................................... 14
    5.5  Right to Terminate Service......................................... 14
    5.6  Restrictions on Delivery and Sale of Shares; Legends............... 14
    5.7  Non-alienation of Benefits......................................... 14
    5.8  Termination and Amendment of the Plan.............................. 14
    5.9  Stockholder Approval............................................... 14
    5.10 Choice of Law...................................................... 15
    5.11 Effective Date of Plan............................................. 15

                               FIRST STATE CORPORATION
                              1997 STOCK INCENTIVE PLAN


                                SECTION 1 DEFINITIONS

    1.1 DEFINITIONS. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

         (a)  "BOARD OF DIRECTORS" means the board of directors of the Company.

         (b) "CAUSE" has the same meaning as provided in the employment agreement between the Participant and the Company or, if applicable, any affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to
(1) fraud or dishonesty against the Company or its affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the Company or its affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or affiliates' premises during regular business hours, (5) a conviction or plea of guilty or NOLO CONTENDERE to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its affiliates are party.

         (c) "CHANGE IN CONTROL" means any one of the following events which may occur without the approval of the Board of Directors:

              (1) the acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (excluding, for this purpose, any employee benefit plan maintained by the Company or any affiliate), which acquires beneficial ownership of voting securities of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of more than fifty percent (50%) of either the then outstanding shares of Stock or the combined voting power of the Company's (or of such other Company affiliates') (as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) then outstanding voting securities entitled to vote generally in the election of directors;

              (2) the acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (excluding, for this purpose, any employee benefit plan maintained by the Company or any affiliate), which acquires beneficial ownership of voting securities of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of more than thirty percent (30%) or more of either the then outstanding shares of Stock or the combined voting power of the Company's (or of such other Company affiliates') (as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) then outstanding voting securities entitled to vote generally in the election of directors and the failure for any reason of individuals who constitute the Incumbent Board to continue to constitute at least two-thirds of the Board of Directors within any thirteen (13) month period. For purposes of this Section 1.1(c)(2), the term "Incumbent Board" shall mean the members of the Board of Directors as of the date this Plan is adopted by the Board of Directors and any person becoming a member of the Board of Directors after that date whose election, or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934); or

              (3) the approval by the stockholders of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) or the sale of all or substantially all of the assets of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee).

         (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

         (f)  "COMPANY" means First State Corporation, a Georgia corporation.

         (g) "DISABILITY" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

         (h) "DISPOSITION" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

         (i) "DIVIDEND EQUIVALENT RIGHTS" means certain rights to receive cash payments as described in Plan Section 3.5.

         (j) "FAIR MARKET VALUE" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

         (k) "INCENTIVE STOCK OPTION" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

         (l) "NON-QUALIFIED STOCK OPTION" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

         (m) "OPTION" means a Non-Qualified Stock Option or an Incentive Stock Option.

         (n) "OVER 10% OWNER" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

         (o) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (p) "PARTICIPANT" means an individual who receives a Stock Incentive hereunder.

         (q) "PERFORMANCE UNIT AWARD" refers to a performance unit award described in Plan Section 3.6.

         (r)  "PHANTOM SHARES" refers to the rights described in Plan Section
3.7.

         (s)  "PLAN" means the First State Corporation 1997 Stock Incentive
Plan.

         (t)  "STOCK" means the Company's common stock, $1.00 par value.

         (u) "STOCK APPRECIATION RIGHT" means a stock appreciation right described in Plan Section 3.3.

         (v)  "STOCK AWARD" means a stock award described in Plan Section 3.4.

         (w) "STOCK INCENTIVE AGREEMENT" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

         (x) "STOCK INCENTIVE PROGRAM" means a written program established by the Committee pursuant to which Stock Incentives, other than Options or Stock Appreciation Rights, are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program and distributed among eligible officers, employees and directors.

         (y) "STOCK INCENTIVES" means, collectively, Dividend Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards.

         (z) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (aa) "TERMINATION OF SERVICE" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                         SECTION 2  THE STOCK INCENTIVE PLAN

    2.1 PURPOSE OF THE PLAN. The Plan is intended to (a) provide incentive to officers, employees, directors and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and
(c) provide a means of obtaining and rewarding key personnel.

    2.2  STOCK SUBJECT TO THE PLAN.  Subject to adjustment in accordance with
Section 5.2, 230,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incetnives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

    2.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers, employees, directors and consultants of the Company or its affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements or Stock Incentive Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

    As to any matter involving a Participant who is not a "reporting person" for purposes of Section 16 of the Securities Exchange Act of 1934, the Committee may delegate to any member of the Board of Directors or officer of the Company the administrative authority to (a) interpret the provisions of the Participant's Stock Incentive Agreement and (b) determine the treatment of Stock Incentives upon a Termination of Service, as contemplated by Plan Section 3.8.

    The Committee shall consist of at least two members of the Board of Directors. The Board of Directors shall consider the advisability of complying with the disinterested standards contained in both Code Section 162(m) and Rule 16b-3(b)(3) (promulgated under the Securities Exchange Act of 1934) when appointing members to, or otherwise considering the composition of, the Committee. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

    2.4 ELIGIBILITY AND LIMITS. Stock Incentives may be granted only to officers, employees, directors and consultants of the Company or an affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares Stock with respect to which Options or Stock Appreciation Rights may be granted during any single fiscal year of the Company to any Participant who is a "covered employee," within the meaning of Code Section 162(m) and the regulations promulgated thereunder (a "Covered Employee"), shall not exceed 100,000.

                         SECTION 3  TERMS OF STOCK INCENTIVES

    3.1  TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

         (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

         (b) Each Stock Incentive shall be evidenced either by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement or Stock Incentive Program shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement or Stock Incentive Program that is inconsistent with the Plan shall be null and void.

         (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement or Stock Incentive Program and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

         (d) The Committee may provide in any Stock Incentive Agreement or pursuant to any Stock Incentive Program (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock

Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of a Stock Incentive shall be determined as follows:

              (1) Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part;

              (2) Stock Awards and Phantom Shares shall be cashed out in an amount equal to the Change in Control Price with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive; and

              (3) Stock Appreciation Rights, Dividend Equivalent Rights and Performance Unit Awards shall be cashed out with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive and the amount of the cash out shall be determined by reference to the number of shares of Stock that would be required to pay the Participant in kind for the value of the Stock Incentive as of the date of the Change in Control multiplied by the Change in Control Price.

         (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

         (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

    3.2 TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive

Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

         (a)  OPTION PRICE.   Subject to adjustment in accordance with
Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a Covered Employee, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

         (b) OPTION TERM. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

         (c) PAYMENT. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy
the Exercise Price.   In its discretion, the Committee also may authorize (at
the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

         (d) CONDITIONS TO THE EXERCISE OF AN OPTION. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

         (e) TERMINATION OF INCENTIVE STOCK OPTION. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

         (f)  SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS.
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code
Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

    3.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Each Stock Appreciation Right granted under the Plan shall be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive or not in connection with a Stock Incentive. A Stock Appreciation Right shall entitle the Participant to receive the excess of (a) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (b) a specified price (1) which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares and (2) which, in the case of a Stock Appreciation Right that is granted to a Participant who is then a Covered Employee, shall not be less than the Fair Market Value of the Stock at the time of the award. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with a Stock Incentive shall result in a pro rata surrender or cancellation of any related Stock Incentive to the extent the Stock Appreciation Right has been exercised.

         (a) SETTLEMENT. Upon settlement of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

         (b) CONDITIONS TO EXERCISE. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

    3.4 TERMS AND CONDITIONS OF STOCK AWARDS. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

    3.5 TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

         (a) PAYMENT. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

         (b) CONDITIONS TO PAYMENT. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

    3.6 TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARDS. A Performance Unit Award shall entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the value of a number of units (stated in terms of a designated dollar amount per unit) granted by the Committee, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

         (a) PAYMENT. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

         (b) CONDITIONS TO PAYMENT. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

    3.7 TERMS AND CONDITIONS OF PHANTOM SHARES. Phantom Shares shall entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the Fair Market Value of a number of shares of Stock at the end of a certain period, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

         (a) PAYMENT. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

         (b) CONDITIONS TO PAYMENT. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

    3.8 TREATMENT OF AWARDS UPON TERMINATION OF SERVICE. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                           SECTION 4  RESTRICTIONS ON STOCK

    4.1 ESCROW OF SHARES. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive

Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

    4.2 FORFEITURE OF SHARES. Notwithstanding any vesting schedule set forth in any Stock Incentive Agreement or Stock Incentive Program, in the event that the Participant violates a noncompetition agreement as set forth in the Stock Incentive Agreement or Stock Incentive Program, all Stock Incentives and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

    4.3 RESTRICTIONS ON TRANSFER. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                            SECTION 5  GENERAL PROVISIONS

    5.1 WITHHOLDING. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

         (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

         (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

    5.2  CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION.

         (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

         (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this
Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

         (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

    5.3 CASH AWARDS. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

    5.4 COMPLIANCE WITH CODE. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

    5.5 RIGHT TO TERMINATE SERVICE. Nothing in the Plan or in any Stock Incentive Agreement or Stock Incentive Program shall confer upon any Participant the right to continue as an employee, officer, director or consultant of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's service at any time.

    5.6 RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

    5.7 NON-ALIENATION OF BENEFITS. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

    5.8 TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

    5.9 STOCKHOLDER APPROVAL. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Stock Incentive granted under the Plan shall be void.

    5.10 CHOICE OF LAW. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

    5.11 EFFECTIVE DATE OF PLAN. The Plan shall become effective upon the date the Plan is approved by the Board of Directors.

    IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 27TH day of JANUARY , 1997.


                             FIRST STATE CORPORATION


                             By: /s/ Douglas E. Wren
                                ---------------------------------------------
                             Title: President
                                   ------------------------------------------

Attest:


 /s/ Robert E. Lee
----------------------
Secretary

    [CORPORATE SEAL]

                               FIRST STATE CORPORATION
                                        PROXY
                         SOLICITED BY THE BOARD OF DIRECTORS
                          FOR ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 28, 1997


The undersigned shareholder of First State Corporation (the "Company") hereby appoints Robert E. Lee and Sheri C. Cox as proxies with full power of substitution to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at Radium Springs Casino, 2501 Radium Springs Road, Albany, Georgia, on Monday, April 28, 1997, at
1:30 p.m., and at any adjournments thereof, upon the proposals described in the accompanying Notice of Annual Meeting, receipt of which is hereby acknowledged.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS


PROPOSAL ONE: To elect the five (5) nominees listed below to serve as directors of the Company for a term of three years until 2000.

    Temp S. Davis
    G. William Hughey, III
    A. Collins Knight, III
    Earle P. Spurlock
    Vernon H. Warren

    / /  FOR all nominees listed above                / /  WITHHOLD AUTHORITY
    (except as indicated to the contrary below).      to vote for all nominees
                                                      listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write that nominee's name in this space:



PROPOSAL TWO:  To approve the First State Corporation 1997 Stock Incentive Plan.

    FOR  / /                 AGAINST  / /             ABSTAIN  / /




                          (Signature Required on Other Side)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF DIRECTION TO THE CONTRARY IS NOT INDICATED, IT WILL BE VOTED FOR THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THIS MEETING.



                                       ---------------------------------------
                                       (Signature)

    [LABEL]                            ---------------------------------------
                                       (Additional Signature, if jointly held)

                                                                         , 1997
                                       ----------------------------------
                                       (Date)


If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting.

Please mark, date and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

Shareholder will        will not       attend the Meeting.
               ------          ------



                     PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE